UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JULY 18, 2002


                 CYBERNET INTERNET SERVICES INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
                            (State of Incorporation)


                000-25677                            51-0384117
         (Commission File Number)       (I.R.S. Employer Identification No.)



                            1620 - 400 BURRARD STREET
                   VANCOUVER, BRITISH COLUMBIA V6C 3A6, CANADA
                    (Address of principal executive offices)


                                 (604) 683-5767
              (Registrant's telephone number, including area code)

ITEM  5.     OTHER  EVENTS  AND  REGULATION  FD  DISLCOUSRE.

On July 18, 2002, Cybernet Internet Services International, Inc. (the "Corporation") realigned its board of directors to comprise of: Slobodan Andjic, of Serbia, as a class A director, Jong Muk Lee, of Korea, as a class B director, and Michael J. Smith, of Switzerland, as a class C director.

Slobadan Andjic was also appointed Vice-President, Treasurer and Secretary of the Corporation.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                 CYBERNET  INTERNET  SERVICES
                                                 INTERNATIONAL,  INC.

                                                      "Michael J. Smith"
                                                 -----------------------------
                                                 Michael  J.  Smith
                                                 President


Date:     July 22, 2002
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